Fees Summary	Nov. 29, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 987,933,201.4
Previously Paid Amount	0
Total Fee Amount	151,252.57
Total Offset Amount	0
Net Fee	$ 151,252.57